Equity Investments	12 Months Ended
Dec. 31, 2012
Equity Investments
Equity Investments

3. Equity Investments

Equity investments comprised of investments in publicly traded companies, privately held companies and limited partnerships. The following sets forth the changes in the Company’s equity investments.

(In thousands)	Cost Method	Equity Method			Available for Sale Securities	Total
		(CRIC)	(E-House)	(Others)
Balance at December 31, 2010	$31,368	$466,460	$—	$7,917	$2,368	$508,113
Investments made	96,829	2,068	—	18,702	135,657	253,256
Income (loss) from investment	—	2,641	—	(1,175)	—	1,466
Investment impairment	(386)	(230,258)	—	—	(50,904)	(281,548)
Unrealized loss	—	—	—	—	(23,257)	(23,257)
Others	1,426	3,477		1,006	—	5,909
Balance at December 31, 2011	129,237	244,388	—	26,450	63,864	463,939
Investments made	34,623	—	190,669	10,300	68,661	304,253
Income (loss) from investment	—	(9,077)	(7,657)	6,004	—	(10,730)
Investment impairment	(8,580)	—	—	(1,546)	(8,372)	(18,498)
Unrealized gain	—	—	—		30,373	30,373
Disposal of investment	(1,584)	(236,212)		(260)	(66,407)	(304,463)
Others	190	901	742	168	—	2,001
Balance at December 31, 2012	$153,886	$—	$183,754	$41,116	$88,119	$466,875

Cost Method

As of December 31, 2012, investments accounted for under the cost method were $153.9 million. Investments were accounted for under the cost method if the Company had no significant influence or if the underlying shares were not considered in substance ordinary shares and had no readily determinable fair value. In October 2011, the Company invested $50.0 million in Yunfeng Funds for the sole purpose of investment in Alibaba Group. Investments in limited partnerships such as the Yunfeng Funds, whose operating and financial policies the Company had virtually no influence over were also accounted for using the cost method.

Equity Method

As of December 31, 2012, investments accounted for under the equity method totaled $224.9 million, which included a $183.8 million investment in E-House. Investments are accounted for under the equity method when the Company has significant influence in the investment and the investment is considered in substance ordinary shares. Investments in limited partnerships, whose operating and financial policies the Company had virtually significant influence over were also accounted for using the equity method.

The Company has filed CRIC’s financial statements in our annual report on Form 20-F for the year ended December 31, 2011, as the 20% significant subsidiary test was met for the year in accordance with Rule 3-09 of Regulation S-X. On April 20, 2012, CRIC merged into and become a whole-owned subsidiary of E-House. Neither E-House nor CRIC accounts for significant subsidiary for the year ended December 31, 2012. The Company summarizes the condensed financial information of the Company’s equity investments as a group below in accordance with Rule 4-08 of Regulation S-X. The condensed financial information included the result of CRIC before the transaction and the result of E-House after the transaction.

Year Ended December 31,
2012
(In thousands)
Operating data:
Revenue	$528,198
Gross profit	$276,876
Loss from operations	$(18,599)
Net loss	$(30,205)
Net loss attributable to our equity investments companies	$(23,740)

December 31,
2012
(In thousands)
Balance sheet data:
Current assets	$789,381
Long-term assets	$434,744
Current liabilities	$249,963
Long-term liabilities	$54,357
Non-controlling interests	$6,189

Investment in E-House was accounted for using the equity method with the cost allocated as follows:

	April 20	December 31
	2012	2012
	(In thousands)	(In thousands)
Carrying value of investment in E-House	190,669	$183,754
Proportionate share of E-house’s net tangible and intangible assets *(1)	175,777	169,729
Excess of carrying value of investment proportionate share of E-house’s net tangible and intangible assets	14,892	$14,025

The excess of carrying value has been primarily assigned to:
Goodwill	2,075	$1,992
Amortizable intangible assets *(1)	17,207	16,086
Deferred tax liabilities	(4,390)	(4,053)
	14,892	$14,025

Cumulative losses in equity interest	$—	$(7,657)

*(1)                            The weighted average life of the intangible assets recorded in E-House’s financial statements was 8 years and the intangible assets not included in E-House’s financial statements, excluding the asset with indefinite life, was 6 years.

Investment in CRIC was accounted for using the equity method with the cost allocated as follows:

December 31
2011
(In thousands)
Carrying value of investment in CRIC	$244,388
Proportionate share of CRIC’s shareholders’ equity *(1)	197,225
Excess of carrying value of investment over proportionate share of CRIC’s shareholders’ equity	$47,163

The excess of carrying value has been primarily assigned to:
Goodwill	$24,511
Amortizable intangible assets *(1)	30,195
Deferred tax liabilities	(7,543)
$47,163

Cumulative earnings in equity interest	$15,707

*(1)         The weighted average life of the intangible assets recorded in CRIC’s financial statements was 10 years and the intangible assets not included in CRIC’s financial statements, excluding the asset with indefinite life, was 7 years.

In July 2009, the Company entered into a definitive agreement (the “Agreement”) with E-House to merge E-House’s real estate information and consulting services and COHT (the “Transaction”). E-House’s real estate information and consulting services are operated by CRIC, a subsidiary of E-House. Under the Agreement, SINA would contribute its online real estate business into its majority-owned subsidiary COHT, and CRIC would issue its own ordinary shares to SINA to acquire SINA’s equity interest in COHT in exchange for shares in CRIC. In September 2009, the Company entered into an amended and restated advertising agency agreement, a domain name and content license agreement, a trademark license agreement and a software license and support services agreement (the “License Agreements”) with COHT as part of its consideration for the interest in CRIC.

              In October 2009, the Transaction was consummated following the listing of CRIC on the NASDAQ Global Select Market. The Company’s interest in CRIC was valued at $572.0 million based on CRIC’s IPO price of $12.00 per American depositary share. On CRIC’s IPO date, the fair value of 66% equity interest in COHT was $384.6 million which was determined by management with the assistance of a valuation consultant. Netting the value of the corresponding shares against the net assets of COHT (amounted to $8.0 million including cash and cash equivalents of $7.6 million and other total assets of $11.9 million, net of total liabilities of $11.5 million), the Company recorded a one-time gain of $376.6 million resulting from the Transaction. The amount allocated to the fair value of the License Agreements was $187.4 million, which represents the difference between the total consideration and the fair value of equity interests of COHT disposed. This amount was recorded as deferred revenues and amortized over the contract term of ten years. Please refer to Note 7 for further details.

Beginning October 1, 2009, the Company no longer consolidated the financial results of COHT and instead accounted for its interest in CRIC using the equity method of accounting, which is reported one quarter in arrears. In accordance with this lag reporting for its investment in CRIC, the Company did not record any equity income from CRIC for 2009. During 2011 and 2010, the Company acquired an additional $2.1 million and $8.9 million interest in CRIC in the open market, bringing its total ownership to approximately 34% as of December 31, 2011.

In the fourth quarter of 2010, based on an assessment of other-than-temporary impairment, the Company recorded a $128.6 million charge to write down the investment in CRIC to its fair value, based on CRIC’s quoted closing stock price of $9.60 as of December 31, 2010. In the third quarter of 2011, based on an assessment of other-than-temporary impairment considering the degree and severity of the continued decline in CRIC’s share price, decline in profit and business outlook for CRIC and the real estate industry in China, in general, the Company recorded an additional $230.3 million charge to write down the investment in CRIC to its fair value, based on CRIC’s quoted closing share price of $4.92 as of September 30, 2011.

On October 28, 2011, CRIC announced that its board of directors had received a non-binding proposal from E-House to acquire through a merger all of the outstanding shares of CRIC that are not owned by E-House. CRIC would be privatized and wholly-owned by E-House subsequent to the merger. Pursuant to the definitive merger agreement entered between CRIC and E-House on December 28, 2011, upon the terms and subject to the conditions thereof, at the effective time of the merger, each of the CRIC’s ordinary shares (“CRIC shares”) issued and outstanding immediately prior to the effective time of the merger (including CRIC shares represented by American depositary shares (“CRIC ADSs”), each of which represents one CRIC share) would be cancelled in exchange for the right to receive cash consideration of $1.75, without interest, plus, in the case of each CRIC share (not including CRIC shares represented by CRIC ADSs), 0.6 E-House ordinary shares (“E-House shares”), or, in the case of each CRIC share represented by a CRIC ADS, 0.6 E-House American depositary shares (“E-House ADSs”), each of which represents one E-House share. The merger was subject to customary closing conditions and approval by the shareholders of CRIC.

On April 19, 2012, CRIC announced that it had obtained shareholders’ approval and would merge into and become a 100% subsidiary of E-House as of April 20, 2012. Consequently, the Company’s interest in CRIC was converted into 29.3 million ordinary shares of E-House, equivalent to a 24.9% interest in E-House and $85.5 million in cash. As a result of the merger, the Company recognized a one-time gain of $45.3 million, which was the difference between the considerations received and the carrying value of the investment in CRIC at the transaction date, after offsetting the cumulative currency translation adjustments previously recorded for CRIC as other comprehensive income. Earnings/(loss) from CRIC for the period from April 1, 2012 to April 19, 2012 is not material and has been included in the disposal gain of $45.3 million.

The Company performs an impairment assessment of its investments under the cost method and equity method whenever events or changes in business circumstances indicate that the carrying value of the investment may not be fully recoverable. In 2012, the Company recorded $8.6 million and $1.5 million in impairment charges to the carrying value of its investments under the cost method and equity method, respectively. As of December 31, 2012, the Company concluded that there was no other-than-temporary impairment on its cost method and equity method investments.

Available-for-Sale Securities

The following table shows the carrying amount and fair value of marketable securities:

	Cost Basis	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In thousands)
Tudou	66,407	—	(38,215)	28,192
MCOX	15,081	—	(2,323)	12,758
Others	$5,633	$17,281	$—	$22,914
December 31, 2011	$87,121	$17,281	$(40,538)	$63,864

Youku Tudou	67,425	—	—	67,425
MCOX	6,709	—	(660)	6,049
Others	$6,001	$8,644	$—	$14,645
December 31, 2012	$80,135	$8,644	$(660)	$88,119

Investments in marketable securities are held as available-for-sale and reported at fair value, which totaled $88.1 million as of December 31, 2012. As of December 31, 2012, the Company’s investments in marketable securities included $67.4 million inYouku Tudou Inc. (“Youku Tudou”) shares and $6.0 million in MECOX Lane Limited (“MCOX”) shares.  The Company incurred a total impairment charge of $8.4 million on its investment in MCOX in 2012 and has reduced its cost basis by that amount. Net unrealized gains as of December 31, 2012 were $8.0 million.

On March 12, 2012, Youku Inc (“Youku”) announced that it had signed a definitive agreement to merge with Tudou Holdings Limited (“Tudou”) in a 100% stock-for-stock transaction. The merger was completed on August 24, 2012, and, based on the conversion ratio of each Tudou ADS for 1.595 Youku ADS, the Company’s investment in Tudou was converted into 3.7 million ADSs of Youku Tudou with a fair market value of $67.4 million as of closing. As a result of the merger, the Company recognized a one-time investment gain of $7.2 million. In March 2012, the Company disposed 250,000 shares of Tudou and recognized a one-time gain of $3.0 million.

The Company reviews its available-for-sale investments regularly to determine if an investment is other-than-temporarily impaired due to changes in quoted market price or other impairment indicators. For the period ending June 30, 2012 and September 30, 2012, the Company recognized an impairment charge of $4.2 million on its investment in MCOX for each of the two periods, considering the business outlook of MCOX and the overall e-commerce in China, in general, the financial condition and outlook of MCOX, as well as the severity and duration of the drop in share prices compared to the carrying value. Changes in market conditions and other facts and circumstances may change the business prospects of these issuers, our assessment that these investments are not other-than-temporarily impaired, as well as our ability and current intent to hold these securities until the prices recover.